Virtus Disciplined Equity Style Fund,

Virtus Disciplined Select Bond Fund and

Virtus Disciplined Select Country Fund,

each a series of Virtus Opportunities Trust

Supplement dated January 14, 2013 to the

Statement of Additional Information (“SAI”) dated December 18, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Under Investment Restrictions on page 3 of the current SAI, the first two sentences of Restriction #2 are hereby revised to read as follows:

Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Dividend Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; (b) the Global Commodities Stock Fund will concentrate its assets in the commodities-related group of industries of base metals, precious metals, energy and agriculture; (c) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry; and (d) in the event that any Disciplined Fund invests directly in baskets of securities to track one or more indexes (rather than investing in index-based ETFs), such Disciplined Fund will concentrate its assets to the extent that the underlying indexes (taken in aggregate) concentrate their assets in a particular industry or group of industries. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the AlphaSector Funds, the Alternatives Diversifier Fund, the Disciplined Funds, or the Herzfeld Fund.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B/IR2 (1/2013)